UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2023

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Option Grant

Effective December 28, 2023, the Board of Directors of Mangoceuticals, Inc. (the “Company”), with the recommendation of the Compensation Committee of the Board of Directors, approved the grant of stock options to purchase 1,250,000 shares of the Company’s common stock to Jacob D. Cohen, the Company’s Chief Executive Officer and Chairman, in consideration for services rendered to the Company.

The options were granted under the Company’s 2022 Equity Incentive Plan (the “Plan”), and the options had a term of five years, subject in all cases to the terms and conditions of the Plan, the award agreement entered into to evidence such grant, and Mr. Cohen’s continued service with the Company. The Options vested in full upon grant. The options have an exercise price of $0.32 per share, 110% of the closing sales price of the Company’s common stock on the NASDAQ Capital market on December 28, 2023, the date the grant was approved. The Plan has been registered on a Form S-8 Registration Statement previously filed by the Company with the Securities and Exchange Commission.

The description of the options above is qualified in its entirety by the terms of the Option Agreement entered into to evidence such grant, a copy of which is attached hereto as Exhibit 10.2 and the Plan, a copy of which is incorporated by reference herein as Exhibit 10.1, the terms of which are incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Mangoceuticals, Inc. 2022 Equity Incentive Plan (Filed as Exhibit 10.7 to the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission on January 13, 2023, and incorporated herein by reference)(File No. 333-269240)
10.2	Mangoceuticals, Inc. 2022 Equity Incentive Plan Stock Option Agreement dated December 28, 2023 – Jacob Cohen – 1,250,000 shares
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: December 29, 2023	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer